FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                     Date of Report: February 17, 1999
                     (Date of earliest event reported)


       LEVITZ FURNITURE INCORPORATED                    LEVITZ FURNITURE CORPORATION
       (Exact name of registrant as                     (Exact name of registrant as
        specified in its charter)                         specified in its charter)

      DELAWARE        1-12046      23-2351830          FLORIDA          1-5787         23-1657490
 (State or other   (Commission   (IRS Employer    (State or other    (Commission     (IRS Employer
 jurisdiction of   File Number)  Identification   jurisdiction of    File Number)   Identification
 incorporation)                       No.)         incorporation)                         No.)



                 -----------------------------------------

                         7887 NORTH FEDERAL HIGHWAY
                         BOCA RATON, FLORIDA 33487
                               (561) 994-6006
        (Address including zip code, and telephone number including area code of registrants' principal executive offices)



Item 5. Other Events.

            On February 19, 1999, Levitz Furniture Corporation, a Florida corporation (the "Company"), provided an update to certain of its vendors with respect to the Chapter 11 proceedings of Levitz Furniture Incorporated, a Delaware corporation ("LFI"), and each of its debtor subsidiaries, including the Company. A copy of the letter updating vendors is attached as an Exhibit hereto and is incorporated by reference herein.



Item 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)   Not Applicable

(b)   Not Applicable

(c)   Exhibits:

      99 Letter from Levitz Furniture Corporation to certain of its vendors, dated February 19, 1999




                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LEVITZ FURNITURE INCORPORATED


                              By:  /s/ Edward P. Zimmer
                                 --------------------------
                                       Edward P. Zimmer
                                       Vice President



Date:  March 1, 1999




                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              LEVITZ FURNITURE CORPORATION


                              By: /s/ Edward P. Zimmer
                                 -------------------------
                                      Edward P. Zimmer
                                      Vice President



Date: March 1, 1999



                            INDEX TO EXHIBITS

      Exhibit
      Number                    Exhibit
      -------                   -------

      99 Letter from Levitz Furniture Corporation to certain of its vendors, dated February 19, 1999